                                                                   EXHIBIT 4.1



        COMMON STOCK              INTERPLAY(TM)               COMMON STOCK
           NUMBER           BY GAMERS. FOR GAMERS.(TM)           SHARES

   INCORPORATED UNDER THE                               SEE REVERSE FOR CERTAIN
LAWS OF THE STATE OF DELAWARE                                 DEFINITIONS
                                                            CUSIP 460615 10 7


        THIS CERTIFIES THAT



          is the record holder of

  FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER
                   SHARE, OF INTERPLAY ENTERTAINMENT CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                        INTERPLAY ENTERTAINMENT CORP.
                               CORPORATE SEAL
                                  DELAWARE

        SECRETARY                                       CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
    U.S. STOCK TRANSFER CORPORATION
         TRANSFER AGENT AND REGISTRAR

BY:

                      AUTHORIZED SIGNATURE

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        The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations

        TEN COM  -  as tenants in common                   UNIF GIFT MIN ACT - ________  Custodian _________
        TEN ENT  -  as tenants by the entireties                                (Cust)              (Minor)
        JT TEN   -  as joint tenants with right of                             under Uniform Gifts to Minors
                    survivorship and not as                                    Act__________________________
                    tenants in common                                                     (State)

                                                           UNIF TRF MIN ACT -  ________  Custodian (until age _____)
                                                                                (Cust)
                                                                               ____________  under Uniform
                                                                                (Minor)
                                                                               Transfers to Minors Act

                                                                               _____________________________________
                                                                                          (State)

   Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:___________________
                                X_______________________________________________

                                X_______________________________________________
                                 THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                    NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

                                 By: ___________________________________________
                                 THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                 ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                 STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.